Exhibit 10.25

Form No. 038/2023-EZE

DDJJ COM-UNEZE-17

MEMORANDUM OF UNDERSTANDING

Buenos Aires, July 24, 2023

For the attention of:

Aeropuertos Argentina 2000 S.A.

To whom it may concern

For the attention of: General Manager UN EZE

Re: Development of all the user activities required for the provision of air services for the user in the field of operations, such as commercial, administrative and warehouse services.

Dear Sir(s):

I am pleased to address “Aeropuertos Argentina 2000 S.A.” (hereinafter “AA2000” or the “Concession-Holder”) in my position as head of the company FB Líneas Aéreas S.A. (hereinafter the “Provider”), which will operate under the trade name of “FLYBONDI” Taxpayer’s No. 30-71541893-9 with its legal address at Av. Del Libertador 6343, 2nd floor, of the Autonomous City of Buenos Aires (C.P.A. 1428) establishing its address for the purposes hereof in Av. Del Libertador 6343, 2nd floor, of the Autonomous City of Buenos Aires (C.P.A. 1428) for the purpose of submitting to your consideration my proposed agreement in relation to the possibility of AA2000 granting a space for the development of the activity in question in the Airport of “Ezeiza,” Buenos Aires province (hereinafter the “Airport”).

My offer, if you accept it, will be governed by the terms and conditions detailed below as well as by the terms and conditions described in the general contracting conditions you gave me to analyze and that I am attaching hereto, signed in proof of my agreement:

“I. Object:

1.01. The Concession-Holder grants the Provider the individual space in the following section, for the development of the user activities required for the provision of air services for the user in the field of operations, such as commercial, administrative and warehouse services.

[signature] [signature]

Form No. 038/2023-EZE

DDJJ COM-UNEZE-17

II. Assigned Space:

2.01. For the sole and exclusive purpose of commercial exploitation, AA2000 assigns the Provider, and the latter accepts, the following spaces:

[signature] [stamp:] SOLEDAD SALAS NOTARY PUBLIC NO. 5189

#	TYPE OF SPACE	(m2)	LOCATION	ISIC CODE
1	Bonded Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0119
2	Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0120
3	Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0122
4	Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0123
5	Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0125
6	Warehouse	82.00 m2	Exterior	EZE_PAPB_X_0149
7	Bonded Warehouse	30.00 m2	Private Hangars	EZE_PAPB_X_0136
8	Bonded Warehouse	30.00 m2	Private Hangars	EZE_PAPB_X_0137
9	Warehouse	14.00 m2	Private Hangars	EZE_PAPB_X_0138
10	Bonded Warehouse	14.00 m2	Private Hangars	EZE_PAPB_X_0140
11	Warehouse	14.00 m2	Private Hangars	EZE_PAPB_X_0141
12	Bonded Warehouse	30.00 m2	Private Hangars	EZE_E1PB_X_0028
13	Bonded Warehouse	30.00 m2	Private Hangars	EZE_E1PB_X_0029
14	Bonded Warehouse	30.00 m2	Private Hangars	EZE_E1PB_X_0030
15	Warehouse	30.00 m2	Private Hangars	EZE_E1PB_X_0031
16	Bonded Warehouse	30.00 m2	Private Hangars	EZE_E1P1_X_0032
17	Land	1,522.00 m2	Private Hangars	EZE_E1PB_X_0027
18	Office	349.00 m2	Private Hangars	EZE_E1PB_D_0020
19	Warehouse	107.36 m2	UF Maintenance Module	EZE_E2P1_M_0005
20	Bonded Warehouse	11.80 m2	GF Maintenance Module	EZE_E2PB_M_0049
21	Ticket office	42.85 m2	TERMINAL A -CHECK-IN HALL	EZE_TAPB_K_0200
22	Back office	75.35 m2	NTP	EZE_TPSS_0_0026

(“The Assigned Space 1,” “Assigned Space 2,” “Assigned Space 3,” “Assigned Space 4,” “Assigned Space 5,” “Assigned Space 6,” “Assigned Space 7,” “Assigned Space 8,” “Assigned Space 9,” “Assigned Space 10,” “Assigned Space 11,” “Assigned Space 12,” “Assigned Space 13,” “Assigned Space 14,” “Assigned Space 15,” “Assigned Space 16,” “Assigned Space 17,” “Assigned Space 18,” “Assigned Space 19,” “Assigned Space 20,” “Assigned Space 21” and “Assigned Space 22,” jointly referred to as the “Assigned Space”).

III. Term:

3.01. For the sole purpose of its administrative record, it is agreed that this document will be valid for ninety-two (92) months, with its expiration date, consequently, being December 31, 2030, when it will end definitively.

[signature] [signature]

Form No. 038/2023-EZE

DDJJ COM-UNEZE-17

Without prejudice to the rights and obligations that, by their very nature, are retroactive, the term of validity hereof will be calculated as of the first day of the month of May of the year 2023, expiring, in consequence, on the 31st day of the month of December of the year 2030.

IV. Fee

4.01. The Provider undertakes to pay the Concession-Holder every month the amount set forth below, which will be fixed during the term of validity established in article 3.01.

The Provider’s obligation to pay the Fixed Fee for the rental of spaces will be begin to take effect as of the formal delivery of the spaces.

4.02. The Assigned Spaces 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16, referred to as “Warehouse and Bonded Warehouse” located in “Private Hangars,” do not have a fixed fee as they are located inside “Assigned Space 17” (CIU EZE_E1PB_X_0027), for which Flybondi will pay the sum of one thousand seven hundred and fifty U.S. dollars with 30/100.-(U$S 1,750.30).

[stamp:] SOLEDAD SALAS NOTARY PUBLIC NO. 5189 [signature]

#	TYPE OF SPACE	(m2)	LOCATION	ISIC CODE	USD / m2	FEE	FROM	TO
1	Bonded Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0119	USD 3.00	USD 42.00	2/1/2021	12/31/2030
2	Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0120	USD 3.00	USD 42.00	2/1/2021	12/31/2030
3	Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0122	USD 3.00	USD 42.00	2/1/2021	12/31/2030
4	Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0123	USD 3.00	USD 42.00	2/1/2021	12/31/2030
5	Warehouse	14.00 m2	Exterior	EZE_PAPB_X_0125	USD 3.00	USD 42.00	2/1/2021	12/31/2030
6	Warehouse	82.00 m2	Exterior	EZE_PAPB_X_0149	USD 3.00	USD 246.00	10/1/2022	12/31/2030
7	Bonded Warehouse	30.00 m2	Private Hangars	EZE_PAPB_X_0136	USD 0.00	USD 0.00	9/7/2022	12/31/2030
8	Bonded Warehouse	30.00 m2	Private Hangars	EZE_PAPB_X_0137	USD 0.00	USD 0.00	9/7/2022	12/31/2030
9	Warehouse	14.00 m2	Private Hangars	EZE_PAPB_X_0138	USD 0.00	USD 0.00	9/7/2022	12/31/2030
10	Bonded Warehouse	14.00 m2	Private Hangars	EZE_PAPB_X_0140	USD 0.00	USD 0.00	9/7/2022	12/31/2030
11	Warehouse	14.00 m2	Private Hangars	EZE_PAPB_X_0141	USD 0.00	USD 0.00	9/7/2022	12/31/2030
12	Bonded Warehouse	30.00 m2	Private Hangars	EZE_E1PB_X_0028	USD 0.00	USD 0.00	5/1/2023	12/31/2030
13	Bonded Warehouse	30.00 m2	Private Hangars	EZE_E1PB_X_0029	USD 0.00	USD 0.00	5/1/2023	12/31/2030
14	Bonded Warehouse	30.00 m2	Private Hangars	EZE_E1PB_X_0030	USD 0.00	USD 0.00	5/1/2023	12/31/2030
15	Warehouse	30.00 m2	Private Hangars	EZE_E1PB_X_0031	USD 0.00	USD 0.00	5/1/2023	12/31/2030
16	Bonded Warehouse	30.00 m2	Private Hangars	EZE_E1P1_X_0032	USD 0.00	USD 0.00	5/1/2023	12/31/2030
17	Land	1,522.00 m2	Private Hangars	EZE_E1PB_X_0027	USD 1.15	USD 1,750.30	9/7/2022	12/31/2030
18	Office	349.00 m2	Private Hangars	EZE_E1PB_D_0020	USD 20.00	USD 6,980.00	to deliver	12/31/2030
19	Warehouse	107.36 m2	UF Maintenance Module	EZE_E2P1_M_0005	USD 20.00	USD 2,147.20	11/1/2021	12/31/2030
20	Bonded Warehouse	11.80 m2	GF Maintenance Module	EZE_E2PB_M_0049	USD 20.00	USD 236.00	11/1/2021	12/31/2030
21	Ticket office	42.85 m2	TERMINAL A -CHECK-IN HALL	EZE_TAPB_K_0200	USD 45.00	USD 1,928.25	11/1/2021	12/31/2030
22	Back office	75.35 m2	NTP	EZE_TPSS_0_0026	USD 37.00	USD 2,787.95	to deliver	12/31/2030

4.03. The Provider, for the assigned ISIC spaces: EZE_E1PB_X_0027 and EZE_E1PB_D_0020, will receive a fifty percent (50%) payment of the fixed fee during a period of 2 years after the date when possession is effectively taken, as a result of the investment that will be made.

[signature] [signature]

Form No. 038/2023-EZE

DDJJ COM-UNEZE-17

4.04. All the monetary obligations taken on by the Provider are and will be settled in U.S. dollar bills with the exception of expenses in common that will be settled in PESOS.

Notwithstanding this, the payments will be made in Pesos, converting the amounts in US Dollars to said currency based on the closing price of the Bank of the Argentine Nation [Banco de la Nación Argentina], foreign exchange selling price, bill transfer on the date when the payment is effectively accredited or, if it no longer exists, the Concession-Holder will determine the exchange rate to be used for this purpose In these cases, the exchange rate used and the date to which it corresponds will be expressed on the corresponding invoice or settlement, with the Concession-Holder having the exclusive prerogative to settle in the billing of the following month the exchange differences that existed more or less on the date when the payment is effectively accredited. In the event of default, the Provider should pay the highest corresponding exchange difference between the agreed payment day and the date when the payment is effectively accredited.

[stamp:] SOLEDAD SALAS NOTARY PUBLIC NO. 5189 [signature]

V. Additional Consideration: DOES NOT APPLY

VI. Security deposit:

6.01 As a guarantee of the faithful, complete and timely fulfillment of the Provider’s obligations arising from this document and its Annexes, the Provider undertakes to deliver to AA2000 the sum of nineteen thousand seven hundred and four U.S. dollars with 85/100 (U$S 19,704.85), of which ten thousand nine hundred and forty-two U.S. dollars (U$S 10,942) have been invoiced and paid.

VII. Common expenses:

7.01. The Concession-Holder or a management company appointed thereby will be responsible for the administration and maintenance of all the Airport’s common facilities and commercial areas.

7.02. The Provider will pay its own expenses to AA2000, which will be calculated on the different items regularly invoiced to the Provider, in accordance with the calculation methodology established in Annex VII.

Without detriment to the provisions of Annex VII, the calculation methodology can be amended by the Concession-Holder if new services are offered.

VIII. Insurance

Comprehensive civil liability insurance:

This insurance must, by way of illustration but not limitation, cover the following risks: bodily injury and/or death resulting therefrom and/or losses of or damage to goods, that affect the Concession-Holder and/or the Federal Government and/or ORSNA [the Regulatory Body of the National Airports System] and/or other Providers, and/or third parties,

[signature] [signature]

Form No. 038/2023-EZE

DDJJ COM-UNEZE-17

with or without a contractual relationship, for an insured sum of no less than three hundred million U.S. dollars (US$ 300,000,000) for each event and for the total resulting from the annual accrual as a result of the activities that are the object hereof and from the possession, use, consumption or handling of articles or products that have been manufactured, built, modified, repaired, serviced, sold, supplied or distributed by the Provider, as the case may be.

[stamp:] [illegible] [signature]

IX. INVESTMENT: DOES NOT APPLY

The following are attached as Annexes that form an integral part of this proposal instrument:

Annex I: General Conditions for Contracting with Providers of Commercial Goods and Services in the Airports of Group “A” of the National Airports System (ORSNA Resolution No. 59/2014).

Annex II: Drawing of the Assigned Space.

Annex III: Accreditation of the signatory’s capacity.

Annex IV: Tax documentation

Annex V: ORSNA Resolution No. 56/2014

Annex VI: Contracting Conditions.

Annex VII: Common Expenses

Annex VIII: General Regulations for the Use and Operation of the Airports of the National Airports System (REGUFA - ORSNA Resolution No. 96/2001 and amendments)

Annex IX: Specific Conditions – Air operator

Annex X: ORSNA Affidavit”

My offer will be deemed accepted with the formal delivery, on the part of AA2000, of the space mentioned in section (ii).

Without further ado, I send you my sincerest regards.

[signature]
FB Líneas Aéreas S.A.

[stamp:] NOTARIAL SEAL CERTIFICATE

[hw:] dcsfamcs F004012742

[stamp:] SOLEDAD SALAS NOTARY PUBLIC NO. 5189

[signature] [signature]

Annex 1- Application Form for the Signing of a Memorandum of Understanding ANNEX SPACES (2)	Code	AR-CO-23A0_1s	Political
	Version	3	Manual
	Term of Validity	SEP/02/2019	Procedure
			IT/Praction/Table

[logo:] Aeropuertos Argentina 2000 [illegible]

[logo:] [illegible]									[logo:] [illegible]
ANNEX ASSIGNED SPACES
Page 1 of 1
#	AIRPORT	TYPE OF SPACE	AREA (m2)	Disc.	LOCATION	ISIC CODE	USD / m2	FEE	FROM	TO
1	EZE	Bonded Warehouse	14.00 m2		Exterior	EZE_PAPB_X_0119	USD 3.00	USD 42.00	2/1/2021	12/31/2030
2	EZE	Warehouse	14.00 m2		Exterior	EZE_PAPB_X_0120	USD 3.00	USD 42.00	2/1/2021	12/31/2030
3	EZE	Warehouse	14.00 m2		Exterior	EZE_PAPB_X_0122	USD 3.00	USD 42.00	2/1/2021	12/31/2030
4	EZE	Warehouse	14.00 m2		Exterior	EZE_PAPB_X_0123	USD 3.00	USD 42.00	2/1/2021	12/31/2030
5	EZE	Warehouse	14.00 m2		Exterior	EZE_PAPB_X_0125	USD 3.00	USD 42.00	2/1/2021	12/31/2030
6	EZE	Warehouse	82.00 m2		Exterior	EZE_PAPB_X_0149	USD 3.00	USD 246.00	10/1/2022	12/31/2030
7	EZE	Bonded Warehouse	30.00 m2		Private Hangars	EZE_PAPB_X_0136	USD 0.00	USD 0.00	9/7/22	12/31/2030
8	EZE	Bonded Warehouse	30.00 m2		Private Hangars	EZE_PAPB_X_0137	USD 0.00	USD 0.00	9/7/22	12/31/2030
9	EZE	Warehouse	14.00 m2		Private Hangars	EZE_PAPB_X_0138	USD 0.00	USD 0.00	9/7/22	12/31/2030
10	EZE	Bonded Warehouse	14.00 m2		Private Hangars	EZE_PAPB_X_0140	USD 0.00	USD 0.00	9/7/22	12/31/2030
11	EZE	Warehouse	14.00 m2		Private Hangars	EZE_PAPB_X_0141	USD 0.00	USD 0.00	9/7/22	12/31/2030
12	EZE	Bonded Warehouse	30.00 m2		Private Hangars	EZE_E1PB_X_0028	USD 0.00	USD 0.00	5/1/23	12/31/2030
13	EZE	Bonded Warehouse	30.00 m2		Private Hangars	EZE_E1PB_X_0029	USD 0.00	USD 0.00	5/1/23	12/31/2030
14	EZE	Bonded Warehouse	30.00 m2		Private Hangars	EZE_E1PB_X_0030	USD 0.00	USD 0.00	5/1/23	12/31/2030
15	EZE	Warehouse	30.00 m2		Private Hangars	EZE_E1PB_X_0031	USD 0.00	USD 0.00	5/1/23	12/31/2030
16	EZE	Bonded Warehouse	30.00 m2		Private Hangars	EZE_E1P1_X_0032	USD 0.00	USD 0.00	5/1/23	12/31/2030
17	EZE	Land	1,522.00 m2		Private Hangars	EZE_E1PB_X_0027	USD 1.15	USD 1,753.30	9/7/22	12/31/2030
18	EZE	Office	349.00 m2		Private Hangars	EZE_E1PB_D_0020	USD 20.00	USD 6,980.00	to deliver	12/31/2030
19	EZE	Warehouse	107.36 m2		Maintenance Module- Modules A and B – Upper Floor	EZE_E2P1_M_0005	USD 20.00	USD 2,147.20	11-1-21	12/31/2030
20	EZE	Bonded Warehouse	11.80 m2		Maintenance Module- Modules A and B – Ground Floor	EZE_E2PB_M_0049	USD 20.00	USD 236.00	11-1-21	12/31/2030
21	EZE	ticket office	42.85 m2		TERMINAL A -CHECK-IN HALL	EZE_TAPB_K_0200	USD 45.00	USD 1,828.25	11-1-21	12/31/2030
22	EZE	BackOffice	75.35 m2		NTP	EZE_TPSS_0_0026	USD 37.00	USD 2,787.95	to deliver	12/31/2030

[signature] [signature] [signature]

APPROVES Lucas Rudi USN Commercial Manager	REVIEWS Enrique Catalano Corporate Risk Management	AUTHORIZES Lucas Rudi USN Commercial Manager 1-1

[stamp:] SOLEDAD SALAS NOTARY PUBLIC NO. 5189

CERTIFICATE OF AUTHENTICATION OF SIGNATURES

LAW 404

Buenos Aires, July 24, 2023. In my position as Notary Public and head of Notary's Register 1570 of this city,

I CERTIFY: That the signature(s) on the document that I am attaching to this page, whose certification requirement is simultaneously formalized by CERTIFICATE number 131 of BOOK number 035, is/are written in my presence by the person/people whose name(s), identity document(s) and proof of identity are specified:

1) Eduardo Agustín OJEA QUINTANA, holder of National Identity Document number 29.904.924 and 2) María Cecilia RAMPERTI, holder of National Identity Document number 27.627.661, both with their address in this City at Avenida del Libertador 6343, 2nd floor, and are people I know. Declare that they are not Politically Exposed Persons, that they are aware of the list of the U.I.F [Financial Information Unit] and not on the list of obligated subjects detailed in article 20 of law 25.246 and its amendments. They intervene in the name and representation and in the capacity of ATTORNEYS-IN-FACT for the company that operates in this place under the company name of “FB LINEAS AEREAS S.A.,” with its head office in this city at Avenida del Libertador 6343, 2nd floor, accrediting their aforementioned capacity with the GENERAL POWER OF ATTORNEY FOR THE EXECUTION OF CONTRACTS which was granted thereto by said company, as per public instrument number 138 of October 19, 2021, recorded on folio 454 of this notary's register 1570 under my responsibility from which it transpires that the company was incorporated in public instrument number 198 of September 22, 2016, recorded on folio 897 of Notary's Register 382 of this city under the responsibility of Notary Public Juan Manuel Zappa and its complementary record, dated October 5,

[seal:] ASSOCIATION OF NOTARIES PUBLIC - CITY OF BUENOS AIRES - FEDERAL CAPITAL – ARGENTINE REPUBLIC - NIHIL PRIUS FIDE

[stamp:] [illegible] [signature]

ANNEX	F 004012742

COLEGIO DE ESCRIBANOS
NIHIL PRIUS FIDE
CIUDAD DE BUENOS AIRES
CAPITAL FEDERAL - REPUBLICA ARGENTINA

# ACTA DE CERTIFICACION DE FIRMAS

LEY 404

2016, recorded on folio 961 of the aforementioned register, both registered in the Office of Corporate Oversight [Inspección General de Justicia] on October 19, 2016, under number 20284 of Book 81 of Corporations. The appearing parties declare under oath that their representations are valid and have not been revoked, limited or suspended in any way whatsoever, with enough powers for this act. The document consists of a Memorandum of Understanding, in original and quadruplicate. This certification is prepared in seal F 018732101 and annexes F 003982180, F 004012741 and F 004012472. Be it hereby stated and recorded.-

[stamp:] SOLEDAD SALAS NOTARY PUBLIC NO. 5189 [signature]

[seal:] ASSOCIATION OF NOTARIES PUBLIC - CITY OF BUENOS AIRES - FEDERAL CAPITAL – ARGENTINE REPUBLIC - NIHIL PRIUS FIDE

F 004012742

COLEGIO DE ESCRIBANOS
NIHIL PRIUS FIDE
CIUDAD DE BUENOS AIRES
CAPITAL FEDERAL - REPUBLICA ARGENTINA

[seal:] ASSOCIATION OF NOTARIES PUBLIC - CITY OF BUENOS AIRES - FEDERAL CAPITAL – ARGENTINE REPUBLIC - NIHIL PRIUS FIDE

[seal:] C.F. OF THE ARGENTINEAN FEDERATION OF NOTARIES PUBLIC

DIGITAL AUTHENTICATION

LAW 404

[seal:] C.F. OF THE ARGENTINEAN FEDERATION OF NOTARIES PUBLIC

THE ASSOCIATION OF NOTARIES PUBLIC of the city of Buenos Aires, Federal Capital of the Argentine Republic, under the powers granted thereto by the current organic law, AUTHENTICATES the signature of the Notary Public, SALAS, SOLEDAD, on the attached document: Certification of signatures signed by said Notary Public on the page of Certification of Signatures Annex F-4012742 in respect of record 131 dated 07/24/2023 in book 35. This authentication 230724000302 does not judge the contents and form of the document and can be checked on the webpage of the Association of Notaries Public of the city of Buenos Aires. www.colegio-escribanos.org.ar

Digitally Signed by the Association of Notaries Public of the city of Buenos Aires. Authenticating Notary Public, ALONSO, MARISOL CINTIA, Registration 5270. Buenos Aires, 07/24/2023 12:38.-

[seal:] ASSOCIATION OF NOTARIES PUBLIC - CITY OF BUENOS AIRES - FEDERAL CAPITAL – ARGENTINE REPUBLIC - NIHIL PRIUS FIDE